                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 14, 2000

                        EOP OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)





                   DELAWARE              1-13625             36-4156801
 (State or other jurisdiction of      (Commission File     (I.R.S. Employer
  incorporation or organization)          Number)          Identification o.)

          TWO NORTH RIVERSIDE PLAZA,                                60606
         SUITE 2100, CHICAGO, ILLINOIS                           (Zip Code)
   (Address of principal executive offices)





                                 (312) 466-3300
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS

    On February 8, 2000, Equity Office Properties Trust, the general partner of EOP Operating Limited Partnership, issued its earnings release announcing fourth quarter 1999 and 1999 results. The Equity Office earnings release included a financial supplement consisting of statements of operations, funds from operations and balance sheet data for Equity Office on a comparative basis with the corresponding prior year periods. Set forth below is comparable data for EOP Operating Limited Partnership.









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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            EOP OPERATING LIMITED PARTNERSHIP
                            By: Equity Office Properties Trust,
                                   its general partner

Date:  March 14, 2000       By:          /s/ Stanley M. Stevens
                                    -------------------------------------------
                                             Stanley M. Stevens
                                         Executive Vice President,
                                       Chief Legal Counsel and Secretary



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                       EOP OPERATING LIMITED PARTNERSHIP
                          CONSOLIDATED BALANCE SHEETS


                                                                                                         December 31,
                                                                                             -----------------------------------
                                                                                                  1999                  1998
                                                                                            ------------------------------------
                                                                                                     (Dollars in thousands)
Assets:
     Investment in real estate                                                                  $12,847,389         $13,349,627
     Developments in process                                                                        229,225             268,373
     Land available for development                                                                 125,926              65,819
     Accumulated depreciation                                                                      (630,387)           (352,259)
                                                                                                -----------         -----------
         Investment in real estate, net of accumulated depreciation                              12,572,153          13,331,560
     Cash and cash equivalents                                                                        2,338              67,080
     Tenant and other receivables (net of allowance for doubtful accounts of
         $1,244 and $1,013, respectively)                                                            54,497              36,193
     Deferred rent receivable                                                                       138,697              87,115
     Escrow deposits and restricted cash                                                             19,754             159,576
     Investment in unconsolidated joint ventures                                                    865,863             378,534
     Deferred financing costs (net of accumulated amortization of $14,863
        and $6,242, respectively)                                                                    55,196              53,181
     Deferred leasing costs (net of accumulated amortization of $22,461 and
        $9,714, respectively)                                                                        97,743              65,090
     Prepaid expenses and other assets (net of discount on note receivable of
         $62,393 and $0, respectively)                                                              239,817              82,962
                                                                                                -----------         -----------
       Total Assets                                                                             $14,046,058         $14,261,291
                                                                                                ===========         ===========

Liabilities and Partners' Capital:
     Mortgage debt (including a net premium of $10,574 and $13,517, respectively)                $1,743,871          $2,350,088
     Unsecured notes (including a net premium of $47 and $4,317, respectively)                    3,655,047           2,459,317
     Lines of credit                                                                                453,000           1,216,000
     Accounts payable and accrued expenses                                                          318,003             347,970
     Due to affiliates                                                                                    -               1,136
     Dividend/distribution payable                                                                    5,446               5,080
     Other liabilities                                                                              161,164              93,022
                                                                                                -----------         -----------
       Total Liabilities                                                                          6,336,531           6,472,613
                                                                                                -----------         -----------
     Commitments and contingencies
     Minority Interests - partially owned properties                                                 39,027              28,360
                                                                                                -----------         -----------
     Preferred Units, 100,000,000 authorized:
       8.98% Series A Cumulative Redeemable Preferred Units, liquidation preference
             $25.00 per unit, 8,000,000 issued and outstanding                                      200,000             200,000
       5.25% Series B Convertible, Cumulative Redeemable Preferred Units, liquidation
             preference $50.00 per unit, 6,000,000 issued and outstanding                           300,000             300,000
       8.625% Series C Cumulative Redeemable Preferred Units, liquidation preference
             $25.00 per unit, 4,600,000 issued and outstanding                                      115,000             115,000
     General Partners Capital                                                                        58,381             118,309
     Limited Partners Capital                                                                     6,986,181           7,027,009
     Accumulated other comprehensive income                                                          10,938                   -
                                                                                                -----------         -----------
       Total Partners' Capital                                                                    7,670,500           7,760,318
                                                                                                -----------         -----------
       Total Liabilities and Partner's Capital                                                  $14,046,058         $14,261,291
                                                                                                ===========         ===========

                       EOP OPERATING LIMITED PARTNERSHIP
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                            For the three months ended December 31, For the years ended December 31,
                                                            --------------------------------------  -------------------------------
                                                                   1999                  1998             1999           1998
                                                            -----------------     ----------------  --------------- ---------------
                                                                                       (Dollars in thousands)
Revenues:
     Rental                                                         $377,458             $361,974        $1,493,196      $1,299,044
     Tenant reimbursements                                            70,405               68,918           281,358         239,390
     Parking                                                          27,140               24,975           112,204          94,241
     Other                                                            10,073                7,859            32,298          25,745
     Fee income                                                        3,452                1,805             8,939           9,571
     Interest/dividends                                                5,945                3,471            14,248          11,708
                                                            -----------------     ----------------  --------------- ---------------
           Total revenues                                            494,473              469,002         1,942,243       1,679,699
                                                            -----------------     ----------------  --------------- ---------------
Expenses:
     Interest:
          Expense incurred                                           103,560              101,417           413,995         338,611
          Amortization of deferred financing costs                       981                1,255             4,693           6,404
     Depreciation                                                     89,053               83,226           339,751         291,213
     Amortization                                                      4,822                3,418            14,545           8,365
     Real estate taxes                                                56,452               55,036           243,778         203,805
     Insurance                                                         2,447                2,033             9,589           7,736
     Repairs and maintenance                                          56,008               56,878           209,630         191,588
     Property operating                                               48,790               52,247           199,879         189,577
     Ground rent                                                       1,765                2,276             6,887           7,661
     General and administrative                                       22,999               18,427            80,927          63,564
                                                            -----------------     ----------------  --------------- ---------------
           Total expenses                                            386,877              376,213         1,523,674       1,308,524
                                                            -----------------     ----------------  --------------- ---------------
Income before allocation to minority interests, income from
     investment in unconsolidated joint ventures, net
     gain on  sales of real estate and extraordinary items           107,596               92,789           418,569         371,175
Minority Interests - partially owned properties                         (583)                (506)           (1,981)         (2,114)
Income from investment in unconsolidated joint ventures                5,743                3,112            13,824          11,267
Net gain on sales of real estate                                      51,576               12,433            59,661          12,433
                                                            -----------------     ----------------  --------------- ---------------
Income before extraordinary items                                    164,332              107,828           490,073         392,761
Extraordinary items                                                        -                    -           (10,548)         (7,506)
                                                            -----------------     ----------------  --------------- ---------------
Net income                                                           164,332              107,828           479,525         385,255
Put option settlement                                                 (1,031)                   -            (5,658)              -
Preferred distributions                                              (10,908)              (9,072)          (43,603)        (32,202)
                                                            -----------------     ----------------  --------------- ---------------
Net income available for Units                                      $152,393             $ 98,756        $  430,264      $  353,053
                                                            =================     ================  =============== ===============
Property Revenues less Property Operating Expenses                  $321,379             $297,532        $1,256,180      $1,065,714
                                                            =================     ================  =============== ===============
Property Operating Margin                                               66.3%                64.2%             65.5%           64.3%
                                                            =================     ================  =============== ===============

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                                  EOP OPERATING LIMITED PARTNERSHIP
                         CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS


                                                             For the three months ended December 31, For the year ended December 31,
                                                             --------------------------------------  -------------------------------
                                                                    1999                1998               1999             1998
                                                             --------------------------------------  -------------------------------
                                                                       (Dollars in thousands, except per Unit amounts)
Income before allocation to minority interests, income
  from investment in unconsolidated joint ventures,
  net gain on sales of real estate and extraordinary items      $107,596             $  92,789           $ 418,569       $371,175
Add back (deduct):
  (Income) allocated to minority interests for
   partially owned properties                                       (583)                 (506)             (1,981)        (2,114)
  Income from investments in unconsolidated joint ventures         5,743                 3,112              13,824         11,267
  Depreciation and amortization (real estate related)             98,088                90,133             368,490        313,519
  Net amortization of discount/premium on mortgage debt             (359)                  124                (658)           940
  Put option settlement                                           (1,031)                    -              (5,658)             -
  Preferred distributions                                        (10,908)               (9,072)            (43,603)       (32,202)
                                                             ------------------   -----------------  ----------------   ------------
Funds from Operations                                            198,546               176,580             748,983        662,585
  Less deferred rental revenue                                   (16,502)              (17,701)            (65,397)       (68,107)
  Plus deferred rental expense                                       501                   653               2,083          2,613
                                                             ------------------   -----------------  ----------------   ------------
Adjusted Funds from Operations                                  $182,545             $ 159,532           $ 685,669       $597,091
                                                             ------------------   -----------------  ----------------   ------------
Weighted average Units outstanding  - Basic                      287,540               288,160             288,327        282,114
                                                             ------------------   -----------------  ----------------   ------------
Funds from Operations per Unit - Basic                          $   0.69             $    0.61           $    2.60       $   2.35
                                                             ------------------   -----------------  ----------------   ------------
Weighted average Units outstanding  - Diluted                    290,550               291,437             291,157        283,975
                                                             ------------------   -----------------  ----------------   ------------
Funds from Operations per Unit - Diluted                        $   0.68             $    0.61           $    2.57       $   2.33
                                                             ------------------   -----------------  ----------------   ------------
